Alexander & Baldwin, Inc. PREMIER HAWAII REAL ESTATE COMPANY REIT Conversion Announcement July 11, 2017 Exhibit 99.1

Statements in this call and presentation that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding (i) the potential advantages, benefits and impact of, and opportunities created by, converting to a REIT and (ii) expected future dividends to shareholders. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and the following: (i) the Company’s ability to remain qualified as a REIT, particularly given the need to apply highly technical and complex provisions of the Internal Revenue Code of 1986, as amended, and make various factual determinations concerning matters and circumstances not entirely within the Company’s control; (ii) the risk that the REIT requirements could limit the Company’s financial flexibility; (iii) the Company’s limited experience operating as a REIT; (iv) the potential for satisfying the REIT requirements to divert management’s attention from traditional business concerns; (v) the Company’s ability to pay dividends consistent with the REIT requirements, and expectations as to timing and amounts of such dividends; (vi) the ability of the Company’s Board of Directors to revoke the Company’s REIT status without shareholder approval; (vii) the possibility that the anticipated benefits of the Company’s REIT status will not be realized, or will not be realized within the expected time period; and (viii) the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements. A further description of these and other and other important risks, trends, uncertainties and other factors that could affect the forward-looking statements in this call and presentation are discussed in Company’s most recent Form 10-K and other filings with the Securities and Exchange Commission. The information in this call and presentation should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company’s forward-looking statements. Disclosure

Conversion effective for the taxable year ending December 31, 2017 Tremendous progress made over the past five years in transforming to a more focused, Hawaii commercial real estate company REIT election is an important milestone in the continued evolution of A&B REIT Conversion Manoa Marketplace Kailua Village Center

Jim Mead, Chief Financial Officer Experienced REIT CFO SL Green (NYSE: SLG) Strategic Hotels and Resorts Irvine Company Apartment Communities Director, Easterly Government Properties (NYSE: DEA) Tom Lewis, Director 26 years with Realty Income (REIT) (NYSE: O) 16 years as CEO Increased enterprise value from $619 million to $12.9 billion during his tenure Director, Sunstone Hotel Investors, Inc. (NYSE: SHO) REIT-experienced Officer and Director Appointments

Benefits of REIT Status Enhances ability to compete for acquisition of Hawaii assets Creates level playing field with institutional investors Lowers cost of capital over time via better liquidity and reduced NAV discount Facilitates acquisitions using operating partnership (OP) units Provides access to broader investor base Inclusion in REIT indices Increased dividend Allows continued ownership of non-REIT-eligible businesses The REIT structure is essential to the advancement of our Hawaii growth strategy, enhancement of local communities and ability to create shareholder value. Pearl Highlands Center

REIT conversion is the latest milestone in our evolution to create a successful, focused Hawaii commercial real estate company. A&B’s Evolution Separation of Matson and A&B Strategic migration of mainland CRE portfolio to Hawaii and new Hawaii CRE investment Cessation of sugar operations Hawaii CRE focus 2012-2016 1870-2011 Founded as a sugar plantation Shipping added as a complementary business and for vertical integration Residential and commercial development began as a way to help plantation employees realize the American dream of homeownership Built mainland CRE portfolio through 1031 exchanges REIT conversion 2017

Focused Hawaii CRE Company $63.1M Net Operating Income (NOI) (Dollars in Millions) 58% 42% 15% 85% Hawaii Mainland 37% Spinoff of Matson; initiation of migration to Hawaii strategy Cessation of sugar ops; announcement of REIT evaluation REIT structure will facilitate growth in Hawaii, where we can best leverage our market knowledge and experience to create shareholder value. Note: NOI is non-GAAP financial measure. See the appendix to this presentation for a statement regarding management’s use of non-GAAP financial information, as well as a reconciliation.

Conversion Steps – Restructuring Legal Entities Taxable REIT Subsidiary (TRS) REIT CRE Materials & Construction Grace’s quarries Paving construction assets Other assets of the construction products & services businesses Joint venture assets, such as the liquid asphalt plant All improved CRE properties 116 acres of urban ground leased assets CRE assets under renovation or redevelopment Development-for-hold projects for the CRE portfolio Agricultural-zoned land Certain urban-zoned lands held for investment Development-for-sale projects & joint ventures Renewable energy assets and investments Trucking assets A&B has operated in compliance with all applicable IRS rules and regulations to qualify as a REIT for the 2017 taxable year. Alexander & Baldwin REIT Alexander & Baldwin Business Segments Land Operations

Private letter ruling (“PLR”) received from the IRS in January 2017 PLR allows distribution of accumulated earnings and profits (“E&P”), as well as REIT taxable income during the first two taxable years as a REIT, through a combination of stock and a minimum of 20% cash in the aggregate (pursuant to a shareholder election) Essential to: Preserving a substantial amount of cash Maintaining a strong balance sheet Avoiding the need to issue additional equity Conversion Steps Secured a Private Letter Ruling The private letter ruling received from the IRS is essential to preserving cash to maintain a healthy balance sheet and avoiding issuing equity at inopportune times. Kaneohe Bay Shopping Center

Distribution of the Company’s accumulated E&P within its first year as a REIT is required to elect REIT status Plan to distribute accumulated E&P attributable to non-REIT years and a substantial portion of REIT taxable income for 2017 and 2018 in a one-time, special distribution (“Special Distribution”) Special Distribution expected to be $775M to $875M Expect to resume quarterly declaration and payment of dividends entirely in cash beginning in 2019 Conversion Steps Special Distribution Cash/stock distribution afforded by the PLR was a critical prerequisite for the REIT election.

Special Distribution Declaration expected in 4Q17 Payment expected in January 2018 File 2017 tax return, including REIT election Addition to REIT indices Remaining Conversion-related Events Kailua Retail

Establish standard ownership limitations and transfer restrictions to facilitate ongoing compliance with the REIT requirements Enhance corporate governance practices Eliminate classified board Transition to majority voting for all directors in uncontested elections Eliminate supermajority voting requirements to amend the Company’s articles of incorporation Facilitate implementation of an UPREIT structure Preliminary S-4 to be filed soon Holding Company Merger Waipio Shopping Center

Possible addition to RMZ Anticipated Timeline of Remaining Key Conversion Activities September January 2017 2018 October December July File preliminary S-4 re: holding company merger Possible addition to RMZ Special share-holders’ meeting re: holding company merger Special Distribution payment October File 2017 tax return, including REIT election The Company and its legal advisors concluded that A&B qualifies as a REIT for the taxable year ending December 31, 2017. Fall NAV review session (NYC) Special Distribution declaration

Capitalization and Financing Strategy Maintain healthy balance sheet Ensure capacity to support growth Protect from economic slowdown REIT election changes cash flows, increases leverage Special Distribution Distribution of REIT taxable income Actions to ensure a healthy balance sheet Utilize stock/cash mix for Special Distribution Upsize revolver capacity from $350M to $450M Fix additional term debt; smooth and extend maturities A primary focus of the REIT evaluation has been on ensuring sufficient balance sheet capacity. Kailua Retail

REIT conversion and related costs expected to be about 1% of TEV, or $24-$28M Benefits of REIT structure far outweigh conversion costs $14.3M incurred through 1Q17 $10-$14M of remaining costs (expected to be incurred: $2M in 2Q17; $6-8M in 3Q17; $2-4M in 4Q17) 2Q17 performance Minimal operating profit contribution from Land Operations segment Strong CRE performance continues No change to full-year 2017 same-store NOI guidance of 3-4% increase Conversion Costs and 2017 Financial Performance . 2017 earnings will be affected by REIT conversion costs and the actions taken to grow the commercial real estate portfolio and position A&B for future growth.

Pro Forma Changes to Capital Structure (Unaudited; $mil unless indicated) As of March 31, 2017 Conversion Costs Special Distribution Financing Modifications Deferred Tax Reversal Pro Forma as of March 31, 2017 Total equity 1,214 (2) (165) -- 232 1,279 Net debt 545 -- 165 -- -- 710 Net debt to TTM EBITDA 4.8x -- 1.5x -- -- 6.3x Net debt to EV 19.9% -- -- -- -- 25.4% Debt facility availability* 425 -- (150) 100 -- 375 Weighted-average maturity 6 years -- -- -- -- 7 years Diluted weighted-average shares outstanding** 49.6M -- 26.9M -- -- 76.5M Illustrative example of the impact conversion-related activities on A&B’s capital structure as of March 31, 2017, assuming a $165M cash portion of a $825M Special Distribution. Note: Schedule should be read in conjunction with the notes on slide 17. EBITDA for the trailing twelve months ended March 31, 2017 is a non-GAAP financial measure. See the appendix to this presentation for a statement regarding management’s use of non-GAAP financial information, as well as a reconciliation. * Includes $264 million of committed capacity and $161 million of uncommitted capacity as of March 31, 2017, and $264 million of committed capacity and $111 million of uncommitted capacity on a pro forma basis as of March 31, 2017. The $100 million increase in revolver capacity is planned, but has not been completed. Therefore, the Company cannot provide any assurance that such increase in capacity will become available. ** Based on an assumed stock price of $41.31 pre ex-dividend and a stock price of $24.52 on the ex-dividend date. The actual shares issued under the Special Distribution will be based on the stock prices preceding, and on, the ex-dividend date, which could lead to the number of shares actually issued to be materially different than the pro forma information provided.

The unaudited pro forma information as of March 31, 2017 included on slide 16 of this presentation give effect to the holding company merger, the Special Distribution and other transactions directly related to the Company’s anticipated REIT election and are presented as if these events had occurred as of March 31, 2017. The unaudited pro forma financial information is based on the following estimates and assumptions, which are preliminary and have been made solely for the purposes of developing such pro forma information and is not necessarily indicative of the financial position or operating results that would have been achieved had the holding company merger, the Special Distribution and other transactions directly related to the Company’s anticipated REIT election been completed as of March 31, 2017, nor are they necessarily indicative of our future financial position or operating results. Conversion costs of $2M reflects the one-time costs associated with the anticipated REIT election that were incurred to date after March 31, 2017, as the pro forma consolidated balance sheet assumes that holding company merger, the Special Distribution and other transactions directly related to the Company’s anticipated REIT election occurred on March 31, 2017. The pro forma information does not include additional REIT related costs forecasted to be between $8 million to $12 million for the balance of the year. Special Distribution of $825M (midpoint of estimate), $165M of which is assumed to be paid in cash and funded by borrowings under the Company’s revolving senior credit facility at a rate of 2.47%, which was the rate applicable on our revolving senior credit facility as of March 31, 2017 An increase of the capacity of the Company’s senior revolving credit line of $100M and issuance of $50M in long-term debt, both of which have not been completed Deferred tax liabilities of $232M are assumed to be reversed as the income taxes related to the associated deferred gains are not expected to be paid Notes to Pro Forma Information on Slide 16

Significant progress made in increasing value of commercial portfolio Electing REIT status is the latest step in advancing A&B’s Hawaii commercial real estate strategy and positioning the Company for growth Allows continued ownership of non-REIT-eligible businesses REIT election a positive for shareholder value Closing Remarks The Shops at Kukui’ula

Q&A

Appendix

A&B Financial & Segment Overview 2016 Operating Profit – Continuing Operations Consolidated EBITDA Total Assets As of 12/31/16 Commercial Real Estate (CRE) Land Operations Materials & Construction (M&C) Defensive, needs-based Superior rent and NOI growth Supply constrained market with significant barriers to entry Significant development pipeline in harvest mode Ag lands with low land basis of about $150 per acre Transition assets over time to CRE Attractive infrastructure play Solid cash flow generator Significant market share Counter-cyclical attributes Note: Consolidated 2016 EBITDA includes $33.7M of REIT evaluation costs, impairments and gains on asset sales, noncontrolling interests and $4.2M of EBITDA from discontinued operations. The percentage contribution of each segment was calculated by taking the proportionate share of consolidated EBITDA excluding corporate G&A and EBITDA from discontinued operations. EBITDA is a non-GAAP financial measure. See appendix for a statement regarding management’s use of non-GAAP financial measures and a reconciliation.

Use of Non-GAAP Financial Measures The Company calculates NOI as CRE operating profit, less depreciation and amortization, straight-line lease adjustments and general, administrative and other expenses. NOI is considered by management to be an important and appropriate supplemental performance metric because management believes it helps both investors and management understand the ongoing core operations of the Company's properties excluding corporate and financing-related costs and noncash depreciation and amortization. NOI is an unlevered operating performance metric of the Company's commercial properties and allows for a useful comparison of the operating performance of individual assets or groups of assets. This measure thereby provides an operating perspective not immediately apparent from GAAP income (loss) from operations or net income (loss). NOI should not be considered as an alternative to GAAP net income (loss) as an indicator of the Company's financial performance or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. Other real estate companies may use different methodologies for calculating NOI, and accordingly, the Company's presentation of NOI may not be comparable to other real estate companies. The Company also presents NOI generated by its Hawaii commercial portfolio. The Company believes that the CRE segment's operating profit is the most directly comparable GAAP measurement to NOI and Hawaii NOI. Reconciliation of CRE operating profit to CRE segment NOI and Hawaii NOI are on the following slide:

Reconciliation of GAAP to Non-GAAP Measures Dollars in Millions Year Ended December 31, 2016 2012 % Change CRE operating profit 54.8 41.6 Depreciation and amortization 28.4 22.2 Straight-line lease adjustments (2.1) (3.6) General, administrative and other expenses 5.3 2.9 CRE NOI 86.4 63.1 36.9% Mainland CRE NOI (13.1) CRE Hawaii NOI 73.3 Note: Additional information about NOI is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

Use of Non-GAAP Financial Measures EBITDA is presented for the Company on a consolidated basis. EBITDA represents the Company’s consolidated net income adjusted to exclude the impact of depreciation and amortization, interest expense and income taxes. The Company provides this information to investors as an additional means of evaluating the performance of the Company’s operations and should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP. A reconciliation of consolidated net income to EBITDA follows: Dollars in millions 2016 Trailing twelve months ended March 31, 2017 Consolidated net income (loss) (8.4) 5.6 Depreciation & amortization expense 119.5 101.8 Interest expense 26.3 25.6 Income tax expense (23.0) (19.7) Consolidated EBITDA 114.4 113.3

WHERE TO FIND ADDITIONAL INFORMATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company’s wholly owned subsidiary, A&B REIT Holdings, Inc. (“A&B REIT Holdings”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus relating to the proposed merger and other relevant documents in connection with the proposed merger. INVESTORS AND THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, WHEN FILED, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement/prospectus will be mailed to the Company’s shareholders prior to the meeting of shareholders at which the proposed merger will be submitted for a vote. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about the Company, A&B REIT Holdings and the proposed merger from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, after such documents have been filed with the SEC, copies of the preliminary proxy statement/prospectus and other filings containing information about the Company, A&B REIT Holdings and the proposed merger can be obtained without charge by sending a request to Alexander & Baldwin, Inc., 822 Bishop Street, Honolulu, Hawaii 96813, Attention: Alyson J. Nakamura; by calling (808) 525-8450; or by accessing them on the Company’s web site at http://www.alexanderbaldwin.com. PARTICIPANTS IN THE SOLICITATION The Company and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in favor of the proposed merger. Additional information regarding the interests of potential participants in the proxy solicitation will be included in the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus and other relevant documents that the Company and A&B REIT Holdings intend to file with the SEC in connection with the merger. Additional information about A&B’s directors and executive officers can be found in A&B’s definitive proxy statement filed with the SEC on March 13, 2017, and in A&B’s Annual Report on Form 10-K filed with the SEC on March 1, 2017.